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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                           OMNI ENERGY SERVICES CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1)  Title of each class of securities to which transaction applies:
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     2)  Aggregate number of securities to which transaction applies:
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     4)  Proposed maximum aggregate value of transaction:
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     5)  Total fee paid:
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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     4)  Date Filed:
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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                           OMNI ENERGY SERVICES CORP.
                           4500 NE EVANGELINE THRUWAY
                           CARENCRO, LOUISIANA 70520

                   NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Stockholders of OMNI Energy Services Corp.:

     A special meeting of stockholders of OMNI Energy Services Corp. (the "Company") will be held at the Company's principal executive offices at 4500 NE Evangeline Thruway, Carencro, Louisiana 70520 on Tuesday, November 30, 2004, at 10:00 a.m., local time, to consider and vote on:

          1. Approval of the increase in the number of shares issuable under the Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan,

          2. Such other business as may properly come before the meeting or any adjournments thereof.

     Only holders of record of the Company's Common Stock at the close of business on October 15, 2004, are entitled to notice of, and to vote at, the special meeting.

     PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE AS PROMPTLY AS POSSIBLE. A PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE VOTING THEREOF.

                                          By Order of the Board of Directors

                                               /s/ STACI L. MARCELISSEN
                                          --------------------------------------
                                          Staci L. Marcelissen
                                          Secretary

Carencro, Louisiana
November 1, 2004

                           OMNI ENERGY SERVICES CORP.
                           4500 NE EVANGELINE THRUWAY
                           CARENCRO, LOUISIANA 70520

November 1, 2004

                                PROXY STATEMENT

     This Proxy Statement is furnished to stockholders of OMNI Energy Services Corp. (the "Company") in connection with the solicitation on behalf of its Board of Directors (the "Board") of proxies for use at the special meeting of stockholders of the Company to be held on November 30, 2004, at the time and place set forth in the accompanying notice and at any adjournments thereof (the "Meeting").

     Only holders of record of the Company's common stock, par value $0.01 per share ("Common Stock"), at the close of business on October 15, 2004, are entitled to notice of, and to vote at, the Meeting. On October 15, 2004, the Company had 11,760,023 shares of Common Stock outstanding, each of which is entitled to one vote.

     The enclosed proxy may be revoked at any time prior to the Meeting by filing with the Secretary of the Company a written revocation or duly executed proxy bearing a later date. The proxy will also be deemed revoked with respect to any matter on which the stockholder votes in person at the Meeting. Attendance at the Meeting will not, in and of itself, constitute a revocation of a proxy. Unless otherwise marked, properly executed proxies in the form of the accompanying proxy card will be voted FOR the increase in the number of shares issuable under the Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan (the "Plan") and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Meeting.

     This Proxy Statement is first being mailed to stockholders on or about November 3, 2004. The cost of soliciting proxies hereunder will be borne by the Company. Proxies may be solicited by mail, personal interview and/or telephone. Banks, brokerage houses and other nominees or fiduciaries will be requested to forward the soliciting material to their principals and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse them for their expenses in so acting.

PRINCIPAL STOCKHOLDERS

     The following table sets forth, as of October 15, 2004 certain information regarding beneficial ownership of Common Stock by (i) each of the Named Executive Officers (as defined below in "Executive Compensation"), (ii) each director of the Company, (iii) all of the Company's directors and executive officers as a group and (iv) each stockholder known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, all as in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise indicated, the Company believes that the stockholders listed below have sole investment and voting power with respect to their shares based on information furnished to the Company by such stockholders.

                                                                              PERCENTAGE OF
                                                          NUMBER OF SHARES     OUTSTANDING
NAME OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED   COMMON STOCK
------------------------                                 ------------------   -------------
Manchester Securities Corp. ...........................      1,391,673(1)         10.6%
  712 Fifth Avenue
  New York, NY 10017
Insight Capital Research & Management, Inc. ...........      1,186,985(2)          9.2%
  2121 N. California Blvd., Suite 560
  Walnut Creek, CA 94596
Wellington Management Company, LLP.....................        725,000(3)          5.8%
  75 State Street
  Boston, MA 02109

                                                                              PERCENTAGE OF
                                                          NUMBER OF SHARES     OUTSTANDING
NAME OF BENEFICIAL OWNER                                 BENEFICIALLY OWNED   COMMON STOCK
------------------------                                 ------------------   -------------
Provident Premier Master Fund Ltd. ....................        702,458(4)          5.7%
  35 Waterview Boulevard
  Parsippany, NJ 07054
Portside Growth and Opportunity Fund...................        695,837(5)          5.6%
  Chrysler Center
  666 Third Avenue 26th floor
  New York, NY 10017
James C. Eckert........................................        441,666(6)          3.7%
Michael G. DeHart......................................         28,333(7)            *
Richard C. White.......................................         26,666(8)            *
Marshall G. Webb.......................................             --(9)            *
David A. Melman........................................             --(10)           *
Craig P. Rothwell......................................             --(11)           *
G. Darcy Klug..........................................        213,787(12)         1.8%
All directors and executive officers as a group (7
  persons).............................................        710,452(13)         5.7%

---------------

  *  Less than one percent.

 (1) Based on 515,735 shares issuable upon conversion of $5.0 million in 3-year, 6.5% fixed rate Convertible Debentures and 545,000 warrants exercisable at a strike price of $7.15 per share and issued February 12, 2004 and 255,938 shares issuable upon conversion of $2.5 million in 3-year 6.5% fixed rate Convertible Debentures and 75,000 warrants exercisable at a strike price of $7.20 per share and issued April 15, 2004.

 (2) Based on a filing made with the SEC reflecting ownership of Common Stock as of January 16, 2004. The filing indicates sole voting power with respect to 1,186,985 shares of Common Stock.

 (3) Based on a filing made with the SEC reflecting ownership of Common Stock as of December 31, 2003. The filing indicates shared voting power with respect to 510,000 shares of Common Stock and dispositive power with respect to 755,000 shares of Common Stock.

 (4) Based on 257,868 shares issuable upon conversion of $2.5 million in 3-year, 6.5% fixed rate Convertible Debentures and 272,500 warrants exercisable at a strike price of $7.15 per share and issued February 12, 2004 and 133,090 shares issuable upon conversion of $1.3 million in 3-year 6.5% fixed rate Convertible Debentures and 39,000 warrants exercisable at a strike price of $7.20 per share and issued April 15, 2004.

 (5) Based on 257,868 shares issuable upon conversion of $2.5 million in 3-year, 6.5% fixed rate Convertible Debentures and 272,500 warrants exercisable at a strike price of $7.15 per share and issued February 12, 2004 and 127,969 shares issuable upon conversion of $1.25 million in 3-year 6.5% fixed rate Convertible Debentures and 37,500 warrants exercisable at a strike price of $7.20 per share and issued April 15, 2004.

 (6) Includes 441,666 shares issuable upon the exercise of options currently exercisable or exercisable within sixty days.

 (7) Includes 23,333 shares issuable upon the exercise of options currently exercisable or exercisable within sixty days and 5,000 shares owned directly. Excludes 5,000 shares that are not exercisable within sixty days of this proxy statement.

 (8) Includes 26,666 shares issuable upon the exercise of options currently exercisable or exercisable within sixty days. Excludes 5,000 shares that are not exercisable within sixty days of this proxy statement.

 (9) Excludes 15,000 shares that are not exercisable within sixty days of this proxy statement.

(10) Excludes 15,000 shares that are not exercisable within sixty days of this proxy statement.

(11) Excludes 15,000 shares that are not exercisable within sixty days of this proxy statement.

(12) Includes 213,787 shares issuable upon the exercise of options currently exercisable or exercisable within sixty days.

(13) Includes 710,452 shares that such persons have the right to receive upon the exercise of options currently exercisable or exercisable within sixty days.

COMPENSATION OF DIRECTORS

     Effective July 1, 2004, the Company pays a retainer to each non-employee director of $15,000 per year. Each non-employee director that serves on the Audit Committee receives an additional $5,000 per year, and $7,500 per year for being the Committee Chairman. Each non-employee director that serves on the Compensation Committee or the Corporate Governance Committee receives an additional $2,000 per year, and $3,000 per year for being the Committee Chairman. All retainers are paid quarterly.

     In addition to the retainers that are paid to the Board and Committee members, the Company pays a fee of $500 per Committee member for each Committee meeting attended by such member. Each Board member will receive $2,500 for each Board meeting attended in person (not telephonically) and called by the Chairman of the Board and $1,000 for telephonic meetings.

     Each person who becomes a non-employee director is granted an option to purchase 10,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on the date such person becomes a director.

     Additionally, each year that the Plan is in effect and a sufficient number of shares of Common Stock are available thereunder, each person who is a non-employee director on the day following the annual meeting of the Company's stockholders will be granted an option to purchase 5,000 shares of Common Stock at an exercise price equal to the fair market value of the Common Stock on such date. All such options become fully exercisable on the first anniversary of their date of grant and expire on the tenth anniversary thereof, unless the non-employee director ceases to be a director of the Company, in which case the exercise periods will be shortened.

EXECUTIVE COMPENSATION

     The following table sets forth all compensation information for the three years ended December 31, 2003, for the Company's Chief Executive Officer and all other executive officers whose total annual salary and bonus exceeded $100,000 (collectively, the "Named Executive Officers"). No other executive officer of the Company had a total annual salary and bonus exceeding $100,000 during 2003.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG-TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                         ----------------
                                                                         NUMBER OF SHARES
                                      ANNUAL COMPENSATION   RESTRICTED      UNDERLYING
                                      -------------------     STOCK        OPTIONS/SARS        ALL OTHER
NAME AND PRINCIPAL POSITION    YEAR    SALARY    BONUS(5)   AWARDS(1)       GRANTED(1)      COMPENSATION(2)
---------------------------    ----   --------   --------   ----------   ----------------   ---------------
James C. Eckert(3)...........  2003   $150,000   $    --     200,000           60,000            $  --
  President & Chief            2002   $113,750   $91,625          --               --            $  --
  Executive Officer            2001   $ 45,375   $    --          --          331,667            $  --
G. Darcy Klug(4).............  2003   $115,000   $    --     161,800           40,000            $  --
  Executive Vice President     2002   $ 83,000   $37,500          --               --            $  --
                               2001   $ 37,500   $    --          --          133,333            $  --

---------------

(1) The restricted stock awards were amended in August, 2004, for awards granted in 2003, to decrease the number of shares granted from 200,000 shares to 50,000 shares for Mr. Eckert and from 161,800 shares to 40,454 shares for Mr. Klug respectively. Mr. Eckert and Mr. Klug also received tax equalization payments under the Incentive Agreements, which are discussed below, during July of $79,200 and $64,072, respectively. See the following discussions and tables for additional information.

(2) Perquisites and other personal benefits paid to each Named Executive Officer, in any of the years presented, did not exceed the lesser of $50,000 or 10% of such Named Executive Officer's salary and bonus for that year.

(3) Mr. Eckert has been employed by the Company since March 2001; as a result, compensation for 2001 is for a partial year.

(4) Mr. Klug has been employed by the Company since May 2001; as a result, compensation for 2001 is for a partial year.

(5) Mr. Eckert and Mr. Klug received cash bonuses during May 2004 of $261,000 and $181,000, respectively, which are not reflected in the table because they were paid after December 31, 2003.

2003 RESTRICTED STOCK INCENTIVE AGREEMENT AND 2003 STOCK OPTION

     In August 2004, we amended Restricted Stock Incentive Agreements with certain executive officers and entered into Amended and Restated Incentive Agreements (collectively referred to hereinafter as the "Incentive Agreements") that are effective as of November 4, 2003 and award stock and/or cash on various vesting dates. Under the terms and conditions of the Incentive Agreements, Mr. Eckert and Mr. Klug received 50,000 shares and 40,454 shares of restricted stock, respectively. The stock will be held in escrow, registered in the name of the executive officers, until it vests 100% on November 4, 2004. A tax equalization payment was also paid to Mr. Eckert and Mr. Klug of $79,200 and $64,072, respectively.

     The Incentive Agreements also grant Mr. Eckert and Mr. Klug the right to receive two cash payments each equal to the fair market value of 75,000 shares and 60,673 shares of our common stock, respectively, on the first business day following our annual stockholders' meeting in 2005 and in 2006. The amounts of such stock-based awards to the executive officers on each vesting date may be paid in cash or, at the sole option of the Compensation Committee, in additional shares, provided such shares are available for issuance pursuant to the terms of the Amended and Restated OMNI Energy Services Corp. Stock Incentive Plan, as further amended, (hereinafter the "Plan").

     We also entered into Stock-Based Award Incentive Agreements (hereinafter "SBA") with Mr. Eckert and Mr. Klug on June 30, 2004. The SBA shall become fixed: (a) on the date of the Employee's termination of employment (for any reason other than resignation or termination for cause), (b) 90 days after the executive's death or disability or (c) upon a Change in Control. The executive managers were awarded 45% and 55%, respectively, of: (1) 10% of the fair market value (hereinafter "FMV"), defined as the average closing price per share on the NASDAQ National Market over the five prior trading days times the number of issued and outstanding shares of the Company, of a share of the Company's common stock greater than or equal to $1.00 but less than $1.50, plus (2) 15% of the FMV of a share of the Company's common stock greater than or equal to $1.50 but less than $2.50, plus (3) 20% of the FMV of a share of the Company's common stock greater than or equal to $2.50 but less than $10.00, plus (4) 15% of the FMV of a share of the Company's common stock greater than or equal to $10.00 but less than $20.00, plus (5) 10% of the FMV of a share of the Company's common stock greater than or equal to $20.00. The grant terminates on December 31, 2008 or upon termination of employment, whichever occurs last.

     During 2003, no stock appreciation rights were granted and the following options were granted to the Named Executive Officers:

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                                                                       POTENTIAL REALIZABLE
                                                                                         VALUE AT ASSUMED
                         NUMBER OF      PERCENT OF TOTAL                              ANNUAL RATES OF STOCK
                         SECURITIES       OPTIONS/SARS                                PRICE APPRECIATION FOR
                         UNDERLYING        GRANTED TO      EXERCISE OR                     OPTION TERM
                        OPTIONS/SARS      EMPLOYEES IN     BASE PRICE    EXPIRATION   ----------------------
NAME                   GRANTED (#)(1)     FISCAL YEAR        ($/SH)         DATE       5% ($)      10% ($)
----                   --------------   ----------------   -----------   ----------   ---------   ----------
James C. Eckert......      60,000            12.4%            $2.32      11/05/2013    $87,600     $222,000
G. Darcy Klug........      40,000             8.3%            $2.32      11/05/2013    $58,400     $148,000

---------------

(1) As disclosed above, SBA agreements were entered into with Mr. Eckert and Mr. Klug on June 30, 2004.

STOCK OPTION HOLDINGS

     The following table sets forth information, as of December 31, 2003, with respect to stock options held by the Named Executive Officers. None of the Named Executive Officers exercised any options to purchase Common Stock in 2003.

                      AGGREGATE OPTION VALUES AT YEAR END

                                           NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                          UNDERLYING UNEXERCISED             IN-THE-MONEY
                                            OPTIONS AT YEAR END         OPTIONS AT YEAR END(1)
                                        ---------------------------   ---------------------------
                                        EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
                                        -----------   -------------   -----------   -------------
James C. Eckert.......................    248,319        143,347       $944,704       $548,243
G. Darcy Klug.........................    103,331         70,002       $466,757       $305,442

---------------

(1) The closing sale price of the Common Stock on December 31, 2003 was $6.45 per share, as reported by the Nasdaq National Market.

EXECUTIVE EMPLOYMENT AGREEMENTS

     We entered into employment contracts with Mr. Eckert and Mr. Klug effective until December 31, 2008 with automatic extensions for additional, successive one year periods commencing January 1, 2009, unless either party gives notice of non-renewal as provided for under the terms of the employment contracts. Base salaries for Mr. Eckert and Mr. Klug are $200,000 and $165,000, respectively, effective April 1, 2004.

     If OMNI terminates Employee's employment without cause (except as provided in Section 6(d) below), then OMNI shall, and only if and as long as Employee is not in breach of his obligations under the employment agreement, promptly pay or otherwise provide to Employee, in addition to those amounts set forth in Section 6(a): (i) an amount equal to Employee's monthly annual base salary then in effect, payable semi-monthly and in accordance with OMNI's normal payroll practices, for a period equal to the lesser of thirty (30) months or the number of months remaining in the Initial Period or the Additional Period (both defined in the employment contract); (ii) an annual bonus calculated on a daily pro-rata basis to the bonus which would otherwise be payable under Section 4(b); and
(iii) an amount in cash equal to the fair market value, on the date of termination of employment, of the nonvested, if any, restricted shares granted employee and the amount of any nonvested stock-based award granted to employee on November 4, 2003 pursuant to the Incentive Agreement of even date herewith. Employee agrees that the above payment shall be a full settlement of OMNI's obligations to Employee hereunder in the event of a termination without cause.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     None of the members of the Committee has at any time been an officer or employee of the Company and none of these directors serve as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of the Company's board or Committee.

EQUITY COMPENSATION PLAN

     The following table gives information about the Company's Common Stock that may be issued upon the exercise of options, warrants and rights under all of our existing equity compensation plans as of October 15, 2004, including the Plan and the 1999 Stock Option Plan.

                                                                                             (C)
                                                                                    NUMBER OF SECURITIES
                                         (A)                                       REMAINING AVAILABLE FOR
                                NUMBER OF SECURITIES               (B)              FUTURE ISSUANCE UNDER           (D)
                                    TO BE ISSUED            WEIGHTED AVERAGE         EQUITY COMPENSATION         TOTAL OF
                                  UPON THE EXERCISE          EXERCISE PRICE           PLANS (EXCLUDING          SECURITIES
                               OF OUTSTANDING OPTIONS,   OF OUTSTANDING OPTIONS,   SECURITIES REFLECTED IN     REFLECTED IN
                                 WARRANTS AND RIGHTS       WARRANTS AND RIGHTS        COLUMNS (A) & (B)      COLUMNS (A) & (C)
                               -----------------------   -----------------------   -----------------------   -----------------
Equity Compensation Plans
  Approved by Stockholders...         1,062,628                   $2.46                    38,899                1,101,527
Equity Compensation Plans Not
  Approved by Stockholders...            85,807                   $2.48                     7,195                   93,002
                                      ---------                   -----                    ------                ---------
  Total......................         1,148,435                   $2.47                    46,094                1,194,529
                                      =========                   =====                    ======                =========

                 PROPOSED AMENDMENT TO THE STOCK INCENTIVE PLAN

GENERAL

     The Board believes that the growth of the Company depends significantly upon the efforts of its officers and key employees and that such individuals are best motivated to put forth maximum effort on behalf of the Company if they own an equity interest in the Company. In accordance with this philosophy, in 1997 the Board adopted and the stockholders approved the Plan. The stockholders previously approved amendments to the Plan increasing the number of shares issuable thereunder to 666,667 in April 1999, 1,000,000 in September 2001 and 1,500,000 in September 2003. Under the Plan, key employees, officers, directors who are employees of the Company and consultants and advisors to the Company (the "Eligible Persons") are eligible to receive (i) incentive and non-qualified stock options; (ii) restricted stock; and (iii) other stock-based awards ("Incentives") when designated by the Compensation Committee. Non-employee directors receive option grants under the Plan as described under "Stock Options for Outside Directors," below, without action by the Compensation Committee. Presently, thirty-one (31) employees of the Company, including its executive officers, and five non-employee directors participate in the Plan. Attached hereto as Appendix A is a copy of the Plan, as amended and approved by the Board of Directors and as submitted to the stockholders for their approval.

THE PROPOSED AMENDMENT

     The Board has amended the Plan, subject to stockholder approval at the Meeting, to increase the number of shares of Common Stock subject to the Plan to 2,500,000 from 1,500,000 (the "Amendment") and has directed that the Amendment be submitted for approval by the stockholders at the Meeting. The Board recommends that the stockholders approve the Amendment. The Board believes that approval of the Amendment will allow the Company to continue to provide management and employees with a proprietary interest in the growth and performance of the Company while aligning the interests of management with those of stockholders. Approval of the Amendment will also allow the Company to continue to have flexibility to compete in the market for talented leaders when such needs arise.

SHARES ISSUABLE PURSUANT TO THE PLAN

     The 2,500,000 shares of Common Stock authorized to be issued under the Plan pursuant to the Amendment represent approximately 21% of the shares of Common Stock outstanding on October 15, 2004. As of October 15, 2004, options to acquire 1,461,101 shares of Common Stock had been granted under the Plan to officers, directors and employees.

     Proportionate adjustments will be made to the number of shares of Common Stock subject to the Plan, including shares subject to outstanding Incentives, in the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock. In the event of such adjustments, the purchase price of any outstanding option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive will be adjusted as and to the extent appropriate, in the reasonable discretion of the Compensation Committee, to provide participants with the same relative rights before and after such adjustment. On October 15, 2004, the closing sale price of a share of Common Stock, as reported on the Nasdaq National Market, was $4.15.

ADMINISTRATION OF THE PLAN

     The Compensation Committee administers the Plan and has authority to award Incentives under the Plan, to interpret the Plan, to establish rules or regulations relating to the Plan, to make any other determination that it believes necessary or advisable for the proper administration of the Plan and to delegate its authority as appropriate. With respect to participants not subject to Section 16 of the Securities Exchange Act of 1934 or Section 162(m) of the Code, the Compensation Committee may delegate its authority to grant Incentives under the Plan to appropriate personnel of the Company.

AMENDMENTS TO THE PLAN

     The Board may amend or discontinue the Plan at any time, except that any amendment that would materially increase the benefits under the Plan, materially increase the number of securities that may be issued through the Plan or materially modify the eligibility requirements must be approved by the stockholders. Except in limited circumstances no amendment or discontinuance of the Plan may change or impair any previously-granted Incentive without the consent of the recipient thereof.

TYPES OF INCENTIVES

     Stock Options. A stock option is a right to purchase Common Stock from the Company. The Compensation Committee may grant non-qualified stock options or incentive stock options to purchase shares of Common Stock. The Committee will determine the number and exercise price of the options, provided that the option exercise price may not be less than the fair market value of the Common Stock on the date of grant. The term of the options, and the time or times that the options become exercisable, will also be determined by the Committee, provided that the term of an incentive stock option may not exceed 10 years.

     The option exercise price may be paid in cash, check, in shares of Common Stock that, unless otherwise permitted by the Compensation Committee, have been held for a least six months, or through a broker-assisted exercise.

     Incentive stock options will be subject to certain additional requirements necessary in order to qualify as incentive stock options under Section 422 of the Code.

     Restricted Stock. Restricted stock consists of shares of Common Stock that are transferred to a participant for past services but subject to restrictions regarding their sale, pledge or other transfer by the participant for a specified period (the "Restricted Period"). The Compensation Committee has the power to determine the number of shares to be transferred to a participant as restricted stock. All shares of restricted stock will be subject to such restrictions as the Compensation Committee may designate in the incentive agreement with the participant, including, among other things, that the shares of Common Stock are required to be forfeited or resold to the Company in the event of termination of employment or in the event specified performance goals or targets are not met. A Restricted Period of at least three years is required, except that if vesting is subject to the attainment of performance goals, a minimum Restricted Period of one year is required.

     Subject to the restrictions provided in the incentive agreement, each participant receiving restricted stock will have the rights of a stockholder with respect thereto, including voting rights and rights to receive dividends. To the extent that restricted stock is intended to vest based upon the achievement of pre-established performance goals rather than solely upon continued employment over a period of time, the performance goals pursuant to which the restricted stock shall vest must be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or relative to levels attained in prior years.

     Other Stock-Based Awards. The Compensation Committee is authorized to grant to Eligible Persons another stock-based award ("Other Stock-Based Award"), which consists of an award, the value of which is based in whole or in part on the value of shares of Common Stock, other than a stock option or a share of restricted stock. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock. The Compensation Committee determines the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award or the provision, if any, of any such award that is analogous to the purchase or exercise price, may not be less than 100% of the fair market value of the securities to which such award relates on the date of grant. An Other Stock-Based Award may provide the holder thereof with dividends or dividend equivalents, payable in cash or shares of Common Stock on a current or deferred basis. Other Stock-Based Awards intended to qualify, as "performance-based compensation" must be paid based upon the achievement of pre-established performance goals. The performance goals pursuant to which Other Stock-Based Awards may be earned must be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Compensation Committee, relative to internal goals or relative to levels attained in prior years. The grant of an Other Stock-Based Award to a participant will not create any rights in such participant as a stockholder of the Company, until the issuance of shares of Common Stock with respect to such Other Stock-Based Award.

STOCK OPTIONS FOR OUTSIDE DIRECTORS

     Each director who is not also an employee of the Company (an "Outside Director") will be granted non-qualified options to purchase 10,000 shares of Common Stock, at such time as he first becomes a member of the Board. In addition, for as long as the Plan remains in effect and shares of Common Stock remain available for issuance thereunder, if the Amendment is approved by the stockholders at the Meeting, each Outside Director will be automatically granted a non-qualified stock option to purchase 5,000 shares of Common Stock on the date following the annual meeting of stockholders of the Company, without action on the part of the Compensation Committee. These options become exercisable one year after grant and have exercise prices equal to the fair market value of a share of Common Stock on the date of grant. Director options expire ten years after the date of grant, except that to the extent otherwise exercisable, director options must be exercised within three months from termination of Board service or, in the event of death, disability or retirement on or after reaching age 65, within eighteen months thereafter.

CHANGE OF CONTROL

     All outstanding stock options granted under the Plan will automatically become fully exercisable, all restrictions or limitations on any Incentives will lapse and all performance criteria and other conditions relating to the payment of Incentives will be deemed to be achieved or waived by the Company upon (i) approval by the stockholders of the Company of a reorganization, merger or consolidation of the Company or sale of all or substantially all of the assets of the Company, unless (x) all or substantially all of the individuals and entities who were the beneficial owners of the Company's outstanding Common Stock and voting securities entitled to vote, generally in the election of directors immediately prior to such transaction, have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors of the resulting corporation; (y) except to the extent that such ownership existed prior to the transaction, no person (excluding any corporation resulting from the transaction or any employee benefit plan or related trust of the Company or the resulting corporation) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the resulting corporation or 30% or more of the combined voting power of the then outstanding voting securities of the resulting corporation; or (z) a majority of the board of directors of the resulting corporation were members of the Company's board of directors at the time of the execution of the initial agreement or of the action of the Board providing for the transaction; (ii) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company; (iii) a person or group of persons becoming the beneficial owner of more than 50% of the Company's Common Stock (subject to certain exceptions); or (iv) the individuals who as of the adoption of the Plan constitute the Board (the "Incumbent Board") or who subsequently become a member of the Board, with the approval of at least a majority of the directors then comprising the Incumbent Board other than in connection with an actual or threatened election contest, cease to constitute at least a majority of the Board (each, a "Significant Transaction").

     The Compensation Committee also has the authority to take several actions regarding outstanding Incentives upon the occurrence of a Significant Transaction, including (i) requiring that all outstanding options remain exercisable only for a limited time, (ii) making equitable adjustments to Incentives as the Compensation Committee deems in its discretion necessary to reflect the Significant Transaction or (iii) providing that an option under the Plan shall become an option relating to the number and class of shares of stock or other securities or property (including cash) to which the participant would have been entitled in connection with the Significant Transaction, if the participant had been immediately prior to the Significant Transaction the holder of record of the number of shares of Common Stock then covered by such options.

TRANSFERABILITY OF INCENTIVES

     Incentives are transferable only by will and by the laws of descent and distribution, except that stock options may also be transferred pursuant to a domestic relations order, to immediate family members, to a family partnership, to a family limited liability company or to a trust for the sole benefit of immediate family members, if permitted by the Compensation Committee and if provided in the Incentive agreement or an amendment thereto.

PAYMENT OF WITHHOLDING TAXES IN STOCK

     A participant may, but is not required to, satisfy his or her withholding tax obligation by electing to have the Company withhold, from the shares the participant would otherwise receive upon exercise or vesting of an Incentive, shares of Common Stock having a value equal to the amount required to be withheld. This election must be made prior to the date on which the amount of tax to be withheld is determined and is subject to the Compensation Committee's right of disapproval.

AWARDS TO BE GRANTED

     The grant of awards to officers and employees under the Plan is entirely in the discretion of the Compensation Committee. The Compensation Committee has no outstanding grants of options to purchase Common Stock.

     Because participation and the types of awards available for grant under the Plan, other than the automatic grants to outside directors as described above, are subject to the discretion of the Compensation Committee, the benefits or amounts that any participant or groups of participants may receive upon approval of the Amendment is not currently determinable. The Compensation Committee has granted to the Chief Executive Officer and the Executive Vice President 50,000 and 40,445 shares of restricted stock, respectively. The Incentive Agreements also grant these officers the right to receive two cash payments each equal to the fair market value of 75,000 shares and 60,673 shares of our common stock, respectively, on the first business day following our annual stockholders' meeting in 2005 and 2006. The amounts of such stock-based award to these officers on each vesting date may be paid in cash or, at the sole option of the Compensation Committee, in additional shares, which are all subject to the approval of the amendment herein. The following New Plan Benefits table contains the number of awards that will be made under the Plan to the individuals and groups listed below if the amendment to the Plan is approved.

                               NEW PLAN BENEFITS
      AMENDED AND RESTATED OMNI ENERGY SERVICES CORP. STOCK INCENTIVE PLAN

                                                     DECEMBER 31,         SEPTEMBER 30,
                                                         2003                2004(1)
                                                 --------------------   -----------------
NAME AND POSITION                                  DOLLAR      UNITS     DOLLAR    UNITS
-----------------                                ----------   -------   --------   ------
James C. Eckert................................  $  580,000   200,000   $261,500   50,000
  President and Chief Executive Officer
G. Darcy Klug..................................  $  469,220   161,800   $211,574   40,454
  Executive Vice President
Executive Group................................  $1,049,220   361,800   $473,074   90,454
Non-Executive Director Group...................  $       --         0   $     --        0
Non-Executive Officer Employee Group...........  $       --         0   $     --        0

---------------

(1) The restricted stock awards were amended in August, 2004, for the awards granted in 2003, to decrease the number of shares granted from 200,000 shares to 50,000 shares for Mr. Eckert and from 161,800 shares to 40,454 shares for Mr. Klug respectively.

FEDERAL INCOME TAX CONSEQUENCES

     Under existing federal income tax provisions, a participant who receives stock options or who receives shares of restricted stock that are subject to restrictions that create a "substantial risk of forfeiture" (within the meaning of Section 83 of the Code) will not normally realize any income, nor will the Company normally receive any deduction for federal income tax purposes, in the year such Incentive is granted.

     When a non-qualified stock option granted pursuant to the Plan is exercised, the employee will realize ordinary income measured by the difference between the aggregate fair market value of the shares of Common Stock on the exercise date and the aggregate purchase price of the shares of Common Stock as to which the option is exercised, and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction in the year the option is exercised equal to the amount the employee is required to treat as ordinary income.

     An employee generally will not recognize any income upon the exercise of any incentive stock option, but the excess of the fair market value of the shares at the time of exercise over the option price will be an item of adjustment, which may, depending on particular factors relating to the employee, subject the employee to the alternative minimum tax imposed by Section 55 of the Code. An employee will recognize capital gain or loss in the amount of the difference between the exercise price and the sale price on the sale or exchange of stock acquired pursuant to the exercise of an incentive stock option, provided the employee does not dispose of such stock within either two years from the date of grant or one year from the date of exercise of the incentive stock option (the "required holding periods"). An employee disposing of such shares before the expiration of the required holding period will recognize ordinary income generally equal to the difference between the option price and the fair market value of the stock on the date of exercise. The remaining gain, if any, will be capital gain. The Company will not be entitled to a federal income tax deduction in connection with the exercise of an incentive stock option, except where the employee disposes of the Common Stock received upon exercise before the expiration of the required holding periods.

     An employee who receives restricted stock will normally recognize taxable income on the date the shares become transferable or no longer subject to substantial risk of forfeiture or on the date of their earlier disposition. The amount of such taxable income will be equal to the amount by which the fair market value of the shares of Common Stock on the date such restrictions lapse (or any earlier date on which the shares are disposed of) exceeds their purchase price, if any. An employee may elect, however, to include in income in the year of purchase or grant the excess of the fair market value of the shares of Common Stock (without regard to any restrictions) on the date of purchase or grant over its purchase price. Subject to the limitations imposed by Section 162(m) of the Code, the Company will be entitled to a deduction for compensation paid in the same year and in the same amount as income is realized by the employee. Dividends currently paid to the participant will be taxable compensation income to the participant and deductible by the Company.

     A participant who receives a stock award under the Plan will realize ordinary income in the year of the award equal to the fair market value of the shares of Common Stock covered by the award on the date it is made and, subject to Section 162(m) of the Code, the Company will be entitled to a deduction equal to the amount the employee is required to treat as ordinary income. Mr. Eckert and Mr. Klug received tax equalization payments under the Incentive Plan Agreements during July 2004 of $79,200 and $64,072, respectively.

     When the exercisability or vesting of an Incentive granted under the Plan is accelerated upon a change of control, any excess on the date of the change in control of the fair market value of the shares or cash issued under Incentives over the purchase price of such shares may be characterized as "parachute payments" (within the meaning of Section 280G of the Code) if the sum of such amounts and any other such contingent payments received by the employee exceeds an amount equal to three times the "base amount" for such employee. The base amount generally is the average of the annual compensation of such employee for the five years preceding such change in ownership or control. An "excess parachute payment" with respect to any employee, is the excess of the present value of the parachute payments to such person, in the aggregate, over and above such person's base amount. If the amounts received by an employee upon a change in control are characterized as parachute payments, such employee will be subject to a 20% excise tax on the excess parachute payments pursuant to Section 4999 of the Code, and the Company will be denied any deduction with respect to such excess parachute payments.

     This summary of federal income tax consequences does not purport to be complete. Reference should be made to the applicable provisions of the Code. There also may be state and local income tax consequences applicable to transactions involving Incentives.

VOTE REQUIRED

     The affirmative vote by a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Special Meeting and entitled to vote at the Special Meeting will be required to approve this proposal. Broker non-votes will be counted for purposes of determining the presence or absence of a quorum, but will not be counted for purposes of determining the number of votes cast with respect to this proposal.

THE BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE PROPOSED AMENDMENT.

QUORUM AND VOTING OF PROXIES

     The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock is necessary to constitute a quorum. Stockholders voting or abstaining from voting by proxy on any issue will be counted as present for purposes of constituting a quorum. The affirmative vote of a majority of the votes present and entitled to vote at the Meeting is required to approve the increase in the number of shares issuable under the Plan and the Securities Purchase Agreements and is generally required to approve other proposals that may properly be brought before the Meeting. Abstentions will be counted as votes against a proposal. If brokers do not receive instructions from beneficial owners as to the granting or withholding of proxies and may not or do not exercise discretionary power to grant a proxy with respect to such shares (a "broker non-vote") on a proposal, then shares not voted on such proposal as a result will be counted as not present and not cast with respect to such proposal.

     All proxies received by the Company in the form enclosed will be voted as specified and, in the absence of instructions to the contrary, will be voted FOR the increase in the number of shares issuable under the Company's Stock Incentive Plan and in the discretion of the persons named in the proxy in connection with any other business that may properly come before the Meeting. The Company does not know of any matters to be presented at the Meeting other than those described herein. However, if any other matters properly come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

STOCKHOLDER PROPOSALS

     Eligible stockholders who desire to present a proposal for inclusion in the proxy materials relating to the Company's 2005 annual meeting of stockholders pursuant to regulations of the Commission must forward such proposals to the Secretary of the Company at the address listed on the first page of this Proxy Statement in time to arrive at the Company prior to January 14, 2005.

                                          By Order of the Board of Directors

                                               /s/ STACI L. MARCELISSEN
                                          --------------------------------------
                                          Staci L. Marcelissen
                                          Secretary

Carencro, Louisiana
November 1, 2004

                                                                      APPENDIX A

                           FIFTH AMENDED AND RESTATED
                           OMNI ENERGY SERVICES CORP.
                              STOCK INCENTIVE PLAN

     1. Purpose. The purpose of the Stock Incentive Plan (the "Plan") of OMNI Energy Services Corp. ("OMNI") is to increase stockholder value and to advance the interests of OMNI and its subsidiaries (collectively, the "Company") by furnishing a variety of economic incentives (the "Incentives") designed to attract, retain and motivate key employees, officers and directors and to strengthen the mutuality of interests between such employees, officers and directors and OMNI's stockholders. Incentives consist of opportunities to purchase or receive shares of common stock, $.01 par value per share, of OMNI (the "Common Stock"), on terms determined under the Plan. As used in the Plan, the term "subsidiary" means any corporation of which OMNI owns (directly or indirectly) within the meaning of Section 425(f) of the Internal Revenue Code of 1986, as amended (the "Code"), 50% or more of the total combined voting power of all classes of stock.

     2.  Administration.

     2.1. Composition. The Plan shall be administered by the Compensation Committee of the Board of Directors of OMNI or by a subcommittee thereof (the "Committee"). The Committee shall consist of not fewer than two members of the Board of Directors, each of whom shall (a) qualify as a "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act") or any successor rule, and (b) qualify as an "outside director" under Section 162(m) of the Code.

     2.2. Authority. The Committee shall have plenary authority to award Incentives under the Plan, to interpret the Plan, to establish any rules or regulations relating to the Plan that it determines to be appropriate, to enter into agreements with participants as to the terms of the Incentives (the "Incentive Agreements") and to make any other determination that it believes necessary or advisable for the proper administration of the Plan. Its decisions in matters relating to the Plan shall be final and conclusive on the Company and participants. The Committee may delegate its authority hereunder to the extent provided in Section 3 hereof. The Committee shall not have authority to award Incentives under the Plan to directors who are not also employees of the Company ("Outside Directors"). Outside Directors may receive awards under the Plan only as specifically provided in Section 9 hereof.

     3. Eligible Participants. Key employees and officers of the Company (including officers who also serve as directors of the Company) and consultants and advisors to the Company shall become eligible to receive Incentives under the Plan when designated by the Committee. Employees may be designated individually or by groups or categories, as the Committee deems appropriate. With respect to participants not subject to Section 16 of the 1934 Act or
Section 162(m) of the Code, the Committee may delegate to appropriate personnel of the Company its authority to designate participants, to determine the size and type of Incentives to be received by those participants and to determine or modify performance objectives for those participants. Outside Directors may participate in the Plan only as specifically provided in Section 9 hereof.

     4. Types of Incentives. Incentives may be granted under the Plan to eligible participants in any of the following forms, either individually or in combination, (a) incentive stock options and non-qualified stock options; (b) restricted stock; and (c) other stock-based awards ("Other Stock-Based Awards").

     5.  Shares Subject to the Plan.

     5.1. Number of Shares. Subject to adjustment as provided in Section 10.5, a total of 2,500,000 shares of Common Stock are authorized to be issued under the Plan. Subject to adjustment as provided in Section 10.5, Incentives with respect to no more than 333,333 may be granted through the Plan to a single participant in one calendar year. In the event that an Incentive granted hereunder expires or is terminated or cancelled prior to exercise or payment, any shares of Common Stock that were issuable thereunder may again be issued under the Plan. In the event that shares of Common Stock are issued as Incentives under the Plan and thereafter are forfeited or reacquired by the Company pursuant to rights reserved upon issuance thereof, such forfeited and reacquired shares may again be issued under the Plan. If an Other Stock-Based Award is to be paid in cash by its terms, the Committee need not make a deduction from the shares of Common Stock issuable under the Plan with respect thereto. If and to the extent that an Other Stock-Based Award may be paid in cash or shares of Common Stock, the total number of shares available for issuance hereunder shall be debited by the number of shares payable under such Incentive, provided that upon any payment of all or part of such Incentive in cash, the total number of shares available for issuance hereunder shall be credited with the appropriate number of shares represented by the cash payment, as determined in the sole discretion of the Committee. Additional rules for determining the number of shares granted under the Plan may be made by the Committee, as it deems necessary or appropriate.

     5.2. Type of Common Stock. Common Stock issued under the Plan may be authorized and unissued shares or issued shares held as treasury shares.

     6. Stock Options. A stock option is a right to purchase shares of Common Stock from OMNI. Stock options granted under this Plan may be incentive stock options or non-qualified stock options. Any option that is designated as a non-qualified stock option shall not be treated as an incentive stock option. Each stock option granted by the Committee under this Plan shall be subject to the following terms and conditions:

     6.1. Price. The exercise price per share shall be determined by the Committee, subject to adjustment under Section 10.5; provided that in no event shall the exercise price be less than the Fair Market Value of a share of Common Stock on the date of grant, except that in connection with an acquisition, consolidation, merger or other extraordinary transaction, options may be granted at less than the then Fair Market Value in order to replace options previously granted by one or more parties to such transaction (or their affiliates) so long as the aggregate spread on such replacement options for any recipient of such options is equal to or less than the aggregate spread on the options being replaced.

     6.2. Number. The number of shares of Common Stock subject to the option shall be determined by the Committee, subject to Section 5.1 and subject to adjustment as provided in Section 10.5.

     6.3. Duration and Time for Exercise. The term of each stock option shall be determined by the Committee. Each stock option shall become exercisable at such time or times during its term as shall be determined by the Committee. Notwithstanding the foregoing, the Committee may accelerate the exercisability of any stock option at any time, in addition to the automatic acceleration of stock options under Section 10.11.

     6.4. Manner of Exercise. A stock option may be exercised, in whole or in part, by giving written notice to the Company, specifying the number of shares of Common Stock to be purchased. The exercise notice shall be accompanied by the full purchase price for such shares. The option price shall be payable in United States dollars and may be paid by (a) cash; (b) uncertified or certified check;
(c) unless otherwise determined by the Committee, by delivery of shares of Common Stock held by the optionee for at least six months, which shares shall be valued for this purpose at the Fair Market Value on the business day immediately preceding the date such option is exercised; (d) unless otherwise determined by the Committee, by delivering a properly executed exercise notice together with irrevocable instructions to a broker approved by OMNI (with a copy to OMNI) to promptly deliver to OMNI the amount of sale or loan proceeds to pay the exercise price; or (e) in such other manner as may be authorized from time to time by the Committee.

     6.5. Incentive Stock Options. Notwithstanding anything in the Plan to the contrary, the following additional provisions shall apply to the grant of stock options that are intended to qualify as Incentive Stock Options (as such term is defined in Section 422 of the Code):

          A. Any Incentive Stock Option agreement authorized under the Plan shall contain such other provisions as the Committee shall deem advisable, but shall in all events be consistent with and contain or be deemed to contain all provisions required in order to qualify the options as Incentive Stock Options.

          B. All Incentive Stock Options must be granted within ten years from the date on which this Plan is adopted by the Board of Directors.

          C. Unless sooner exercised, all Incentive Stock Options shall expire no later than ten years after the date of grant.

          D. No Incentive Stock Options shall be granted to any participant who, at the time such option is granted, would own (within the meaning of Section 422 of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the employer corporation or of its parent or subsidiary corporation.

          E. The aggregate Fair Market Value (determined with respect to each Incentive Stock Option as of the time such Incentive Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a participant during any calendar year (under the Plan or any other plan of OMNI or any of its subsidiaries) shall not exceed $100,000. To the extent that such limitation is exceeded, such options shall not be treated, for federal income tax purposes, as Incentive Stock Options.

     7.  Restricted Stock.

     7.1. Grant of Restricted Stock. The Committee may award shares of restricted stock to such officers and key employees as the Committee determines pursuant to the terms of Section 3. An award of restricted stock shall be subject to such restrictions on transfer and forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of the Plan. An award of restricted stock may also be subject to the attainment of specified performance goals or targets. To the extent restricted stock is intended to qualify as performance-based compensation under Section 162(m) of the Code, it must be granted subject to the attainment of performance goals as described in Section 7.2 below and meet the additional requirements imposed by Section 162(m).

     7.2. Performance-Based Restricted Stock. To the extent that restricted stock granted under the Plan is intended to vest based upon the achievement of pre-established performance goals rather than solely upon continued employment over a period of time, the performance goals pursuant to which the restricted stock shall vest shall be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow of OMNI, a division of OMNI or a subsidiary. For any performance period, such performance objectives may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The Committee may not waive any of the pre-established performance goal objectives, except that such objectives shall be waived as provided in Section 10.11 hereof, or as may be provided by the Committee in the event of death, disability or retirement.

     7.3. The Restricted Period. At the time an award of restricted stock is made, the Committee shall establish a period of time during which the transfer of the shares of restricted stock shall be restricted (the "Restricted Period"). The Restricted Period shall be a minimum of three years, except that if the vesting of the shares of restricted stock is based upon the attainment of performance goals, a minimum Restricted Period of one year is permitted. Each award of restricted stock may have a different Restricted Period. The expiration of the Restricted Period shall also occur as provided under Section 10.3 and under the conditions described in Section 10.11 hereof.

     7.4. Escrow. The participant receiving restricted stock shall enter into an Incentive Agreement with the Company setting forth the conditions of the grant. Certificates representing shares of restricted stock shall be registered in the name of the participant and deposited with the Company, together with a stock power endorsed in blank by the participant. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the shares of Common Stock represented by it are subject to the terms and conditions (including conditions of forfeiture) contained in the OMNI Energy Services Corp. Stock Incentive Plan (the "Plan"), and an agreement entered into between the registered owner and OMNI Energy Services Corp. thereunder. Copies of the Plan and the agreement are on file at the principal office of OMNI Energy Services Corp.

     7.5. Dividends on Restricted Stock. Any and all cash and stock dividends paid with respect to the shares of restricted stock shall be subject to any restrictions on transfer, forfeitability provisions or reinvestment requirements as the Committee may, in its discretion, prescribe in the Incentive Agreement.

     7.6. Forfeiture. In the event of the forfeiture of any shares of restricted stock under the terms provided in the Incentive Agreement (including any additional shares of restricted stock that may result from the reinvestment of cash and stock dividends, if so provided in the Incentive Agreement), such forfeited shares shall be surrendered and the certificates cancelled. The participants shall have the same rights and privileges, and be subject to the same forfeiture provisions, with respect to any additional shares received pursuant to Section 10.5 due to a recapitalization, merger or other change in capitalization.

     7.7. Expiration of Restricted Period. Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the restricted stock shall lapse and a stock certificate for the number of shares of restricted stock with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions and legends, except any that may be imposed by law, to the participant or the participant's estate, as the case may be.

     7.8. Rights as a Stockholder. Subject to the terms and conditions of the Plan and subject to any restrictions on the receipt of dividends that may be imposed in the Incentive Agreement, each participant receiving restricted stock shall have all the rights of a stockholder with respect to shares of stock during the Restricted Period, including without limitation, the right to vote any shares of Common Stock.

     8.  Other Stock-Based Awards.

     8.1. Terms of Other Stock-Based Awards. The Committee is hereby authorized to grant to eligible employees an "Other Stock-Based Award", which shall consist of an award, the value of which is based in whole or in part on the value of shares of Common Stock, that is not an instrument or Award specified in Sections 6 or 7 of the Plan. Other Stock-Based Awards may be awards of shares of Common Stock or may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible or exchangeable into or exercisable for shares of Common Stock), as deemed by the Committee, consistent with the purposes of the Plan. The Committee shall determine the terms and conditions of any such Other Stock-Based Award and may provide that such awards would be payable in whole or in part in cash. Except in the case of an Other Stock-Based Award granted in assumption of or in substitution for an outstanding award of a company acquired by the Company or with which the Company combines, the price at which securities may be purchased pursuant to any Other Stock-Based Award granted under this Plan, or the provision, if any, of any such award that is analogous to the purchase or exercise price, shall not be less than 100% of the fair market value of the securities to which such award relates on the date of grant.

     8.2. Dividend Equivalents. In the sole and complete discretion of the Committee, an Other Stock-Based Award under this Section 8 may provide the holder thereof with dividends or dividend equivalents, payable in cash or shares of Common Stock on a current or deferred basis.

     8.3. Performance Goals. Other Stock-Based Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code shall be paid based upon the achievement of pre-established performance goals. The performance goals pursuant to which Other Stock-Based Awards granted under the Plan shall be earned shall be any or a combination of the following performance measures: earnings per share, return on assets, an economic value added measure, stockholder return, earnings, stock price, return on equity, return on total capital, safety performance, reduction of expenses or increase in cash flow of the Company, a division of the Company or a subsidiary. For any performance period, such performance goals may be measured on an absolute basis or relative to a group of peer companies selected by the Committee, relative to internal goals or relative to levels attained in prior years. The Committee may not waive any of the pre-established performance goal objectives if such Other Stock-Based Award is intended to constitute "performance-based compensation" under Section 162(m), except that such objectives shall be waived as provided in Section 10.11 hereof, or as may be provided by the Committee in the event of death, disability or retirement.

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     8.4.  Not a Stockholder.  The grant of an Other Stock-Based Award to a participant shall not create any rights in such participant as a stockholder of the Company, until the issuance of shares of Common Stock with respect to an award, at which time such stock shall be considered issued and outstanding.

     9.  Stock Options for Outside Directors.

     9.1. Grant of Options. Upon consummation of the Company's initial public offering (the "IPO") of its Common Stock, each Outside Director shall be granted non-qualified options to purchase 3,333 shares of Common Stock. At any time thereafter that an Outside Director first becomes a member of the Board of Directors of OMNI, such Outside Director shall also be granted non-qualified options to purchase 10,000 shares of Common Stock. In addition, beginning with the 1998 annual meeting of stockholders and for as long as the Plan remains in effect and shares of Common Stock remain available for issuance hereunder, each Outside Director shall be automatically granted a non-qualified stock option to purchase 5,000 shares of Common Stock on the day following the annual meeting of stockholders of OMNI.

     9.2. Exercisability of Stock Options. The stock options granted to Outside Directors under this Section 9 shall become exercisable one year after grant and shall expire ten years following the date of grant.

     9.3. Exercise Price. The exercise price of the options granted upon consummation of the IPO shall be equal to the IPO price. The exercise price of the options granted to Outside Directors thereafter shall be equal to the Fair Market Value, as defined in the Plan, of a share of Common Stock on the date of grant. The exercise price may be paid as provided in Section 6.4 hereof.

     9.4. Exercise After Termination of Board Service. In the event an Outside Director ceases to serve on the Board, the stock options granted hereunder must be exercised, to the extent otherwise exercisable at the time of termination of Board service, within three months from termination of Board service; provided, however, that in the event of termination of Board service as a result of death, disability or retirement on or after reaching age 65, the stock options must be exercised, to the extent exercisable at the time of termination of Board service, within 18 months from the date of termination of Board service; and further provided, that no stock options may be exercised later than ten years after the date of grant.

     10.  General.

     10.1. Duration. Subject to Section 10.10, the Plan shall remain in effect until all Incentives granted under the Plan have either been satisfied by the issuance of shares of Common Stock or the payment of cash or been terminated under the terms of the Plan and all restrictions imposed on shares of Common Stock in connection with their issuance under the Plan have lapsed.

     10.2. Transferability. No Incentives granted hereunder may be transferred, pledged, assigned or otherwise encumbered by a participant except:
(a) by will; (b) by the laws of descent and distribution; (c) pursuant to a domestic relations order, as defined in the Code, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto; or (d) as to options only, if permitted by the Committee and so provided in the Incentive Agreement or an amendment thereto, (i) to Immediate Family Members, (ii) to a partnership in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole partners, (iii) to a limited liability company in which Immediate Family Members, or entities in which Immediate Family Members are the sole owners, members or beneficiaries, as appropriate, are the sole members, or (iv) to a trust for the sole benefit of Immediate Family Members. "Immediate Family Members" shall be defined as the spouse and natural or adopted children or grandchildren of the participant and their spouses. To the extent that an Incentive Stock Option is permitted to be transferred during the lifetime of the participant, it shall be treated thereafter as a nonqualified stock option. Any attempted assignment, transfer, pledge, hypothecation or other disposition of Incentives, or levy of attachment or similar process upon Incentives not specifically permitted herein, shall be null and void and without effect.

     10.3.  Effect of Termination of Employment or Death.  Except as provided in
Section 9.4 with respect to Outside Directors, in the event that a participant ceases to be an employee of the Company for any reason, including death, disability, early retirement or normal retirement, any Incentives may be exercised, shall vest or shall expire at such times as may be determined by the Committee in the Incentive Agreement. The Committee has complete authority to modify the treatment of an Incentive in the event of termination of employment of a participant by means of an amendment to the Incentive Agreement. Consent of the participant to the modification is required only if the modification materially impairs the rights previously provided to the participant in the Incentive Agreement.

     10.4. Additional Condition. Anything in this Plan to the contrary notwithstanding: (a) the Company may, if it shall determine it necessary or desirable for any reason, at the time of award of any Incentive or the issuance of any shares of Common Stock pursuant to any Incentive, require the recipient of the Incentive, as a condition to the receipt thereof or to the receipt of shares of Common Stock issued pursuant thereto, to deliver to the Company a written representation of present intention to acquire the Incentive or the shares of Common Stock issued pursuant thereto for his own account for investment and not for distribution; and (b) if at any time the Company further determines, in its sole discretion, that the listing, registration or qualification (or any updating of any such document) of any Incentive or the shares of Common Stock issuable pursuant thereto is necessary on any securities exchange or under any federal or state securities or blue sky law, or that the consent or approval of any governmental regulatory body is necessary or desirable as a condition of, or in connection with the award of any Incentive, the issuance of shares of Common Stock pursuant thereto, or the removal of any restrictions imposed on such shares, such Incentive shall not be awarded or such shares of Common Stock shall not be issued or such restrictions shall not be removed, as the case may be, in whole or in part, unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company.

     10.5. Adjustment. In the event of any merger, consolidation or reorganization of the Company with any other corporation or corporations, there shall be substituted for each of the shares of Common Stock then subject to the Plan, including shares subject to restrictions, options or achievement of performance objectives, the number and kind of shares of stock or other securities to which the holders of the shares of Common Stock will be entitled pursuant to the transaction. In the event of any recapitalization, stock dividend, stock split, combination of shares or other change in the Common Stock, the number of shares of Common Stock then subject to the Plan, including shares subject to outstanding Incentives, shall be adjusted in proportion to the change in outstanding shares of Common Stock. In the event of any such adjustments, the purchase price of any option, the performance objectives of any Incentive, and the shares of Common Stock issuable pursuant to any Incentive shall be adjusted as and to the extent appropriate, in the reasonable discretion of the Committee, to provide participants with the same relative rights before and after such adjustment. No substitution or adjustment shall require the Company to issue a fractional share under this Plan and the substitution or adjustment shall be limited by deleting any fractional share.

     10.6. Incentive Agreements. The terms of each Incentive granted to an employee, officer, consultant or advisor shall be stated in an agreement approved by the Committee.

     10.7.  Withholding.

          A. The Company shall have the right to withhold from any payments made under the Plan or to collect as a condition of payment, any taxes required by law to be withheld. At any time that a participant is required to pay to the Company an amount required to be withheld under applicable income tax laws in connection with the issuance of Common Stock, the lapse of restrictions on Common Stock or the exercise of an option, the participant may, subject to disapproval by the Committee, satisfy this obligation in whole or in part by electing (the "Election") to have the Company withhold shares of Common Stock having a value equal to the amount required to be withheld. The value of the shares to be withheld shall be based on the Fair Market Value of the Common Stock on the date that the amount of tax to be withheld shall be determined ("Tax Date").

          B. Each Election must be made prior to the Tax Date. The Committee may disapprove of any Election, may suspend or terminate the right to make Elections, or may provide with respect to any Incentive that the right to make Elections shall not apply to such Incentive. If a participant makes an election under Section 83(b) of the Internal Revenue Code with respect to shares of restricted stock, an Election is not permitted to be made.

     10.8. No Continued Employment. No participant under the Plan shall have any right, because of his or her participation, to continue in the employ of the Company for any period of time or to any right to continue his or her present or any other rate of compensation.

     10.9. Deferral Permitted. Payment of cash or distribution of any shares of Common Stock to which a participant is entitled under any Incentive shall be made as provided in the Incentive Agreement. Payment may be deferred at the option of the participant if provided in the Incentive Agreement.

     10.10.  Amendments to or Termination of the Plan.

          A. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that no amendment shall be made without stockholder approval if such approval is necessary to comply with any tax or regulatory requirement, including any approval necessary to qualify Incentives as "performance-based" compensation under Section 162(m) or any successor provision, if such qualification is deemed necessary or advisable by the Committee.

          B. Any provision of this Plan or any Incentive Agreement to the contrary notwithstanding, the Committee may cause any Incentive granted hereunder to be cancelled in consideration of a cash payment or alternative Incentive made to the holder of such cancelled Incentive equal in value to such cancelled Incentive. The determinations of value under this subparagraph shall be made by the Committee in its sole discretion.

     10.11.  Change of Control.

          A. "Change of Control" shall mean:

             1. the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the 1934 Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934
        Act) of more than 50% of the outstanding shares of the Common Stock; provided, however, that for purposes of this subsection 1., the following shall not constitute a Change of Control:

                (a) any acquisition of Common Stock directly or indirectly from OMNI, or Advantage Capital Companies,

                (b) any acquisition of Common Stock by OMNI,

                (c) any acquisition of Common Stock by any employee benefit plan (or related trust) sponsored or maintained by OMNI or any corporation controlled by OMNI, or

                (d) any acquisition of Common Stock by any corporation pursuant to a transaction that complies with clauses (a), (b) and (c) of subsection (A)(3) of this Section 10.11; or

             2. individuals who, as of the date of adoption of the Plan by the Board of Directors of OMNI (the "Adoption Date"), constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the Adoption Date whose election, or nomination for election by the Company's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered a member of the Incumbent Board, unless such individual's initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Incumbent Board; or

             3. Approval by the stockholders of OMNI of a reorganization, merger or consolidation, or sale or other disposition of all of substantially all of the assets of the Company (a "Business Combination"), in each case, unless, following such Business Combination,

                (a) all or substantially all of the individuals and entities who were the beneficial owners of OMNI's outstanding common stock and OMNI's voting securities entitled to vote generally in the election of directors immediately prior to such Business Combination have direct or indirect beneficial ownership, respectively, of more than 50% of the then outstanding shares of common stock, and more than 50% of the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, of the corporation resulting from such Business Combination (which, for purposes of this paragraph (a) and paragraphs (b) and (c), shall include a corporation which as a result of such transaction controls the Company or all or substantially all of the Company's assets either directly or through one or more subsidiaries), and

                (b) except to the extent that such ownership existed prior to the Business Combination, no person (excluding any corporation resulting from such Business Combination or any employee benefit plan or related trust of the Company or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 30% or more of the then outstanding shares of common stock of the corporation resulting from such Business Combination or 30% or more of the combined voting power of the then outstanding voting securities of such corporation, and

                (c) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

             4. approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

          B. Upon a Change of Control, all outstanding options shall automatically become fully exercisable, all restrictions or limitations on any Incentives shall lapse and all performance criteria and other conditions relating to the payment of Incentives shall be deemed to be achieved or waived by the Company, without the necessity of any action by any person.

          C. No later than 30 days after the approval by the Board of a Change of Control of the types described in Subsections A.3 and A.4 of this
     Section 10.11, and no later than 30 days after a Change of Control of the type described in Subsections A.1 and A.2 of this Section 10.11 of the Plan, the Committee (as the Committee was composed immediately prior to such Change of Control and notwithstanding any removal or attempted removal of some or all of the members thereof as directors or Committee members), acting in its sole discretion without the consent or approval of any participant, may act to effect one or more of the alternatives listed below and such act by the Committee may not be revoked or rescinded by persons not members of the Committee immediately prior to the Change of Control:

             1. require that all outstanding options be exercised on or before a specified date (before or after such Change of Control) fixed by the Committee, after which specified date all unexercised options shall terminate,

             2. make such equitable adjustments to Incentives then outstanding as the Committee deems appropriate to reflect such Change of Control (provided, however, that the Committee may determine in its sole discretion that no adjustment is necessary), or

             3. provide that thereafter upon any exercise of an option the participant shall be entitled to purchase under such option, in lieu of the number of shares of Common Stock then covered by such option, the number and class of shares of stock or other securities or property (including, without limitation, cash) to which the participant would have been entitled pursuant to the terms of the agreement providing for the merger, consolidation, asset sale, dissolution or other Change of Control of the type described in Sections 10.11.A.3 and A.4 of the Plan, if, immediately prior to such Change of Control, the participant had been the holder of record of the number of shares of Common Stock then covered by such options.

     10.12. Definition of Fair Market Value. Whenever "Fair Market Value" of Common Stock shall be determined for purposes of this Plan, it shall be determined as follows: (i) if the Common Stock is listed on an established stock exchange or any automated quotation system that provides sale quotations, the closing sale price for a share of the Common Stock on such exchange or quotation system on the applicable date; (ii) if the Common Stock is not listed on any exchange or quotation system, but bid and asked prices are quoted and published, the mean between the quoted bid and asked prices on the applicable date, and if bid and asked prices are not available on such day, on the next preceding day on which such prices were available; and (iii) if the Common Stock is not regularly quoted, the fair market value of a share of Common Stock on the applicable date as established by the Committee in good faith.

     10.13. Loans. In order to assist a participant in acquiring shares of Common Stock pursuant to an Incentive granted under the Plan, the Committee may authorize, subject to the provisions of Regulation G of the Board of Governors of the Federal Reserve System, at either the time of the grant of the Incentive, at the time of the acquisition of Common Stock pursuant to the Incentive, or at the time of the lapse of restrictions on shares of restricted stock granted under the Plan, the extension of a loan to the participant by the Company. The terms of any loans, including the interest rate, collateral and terms of repayment, will be subject to the discretion of the Committee. The maximum credit available hereunder shall be equal to the aggregate purchase price of the shares of Common Stock to be acquired pursuant to the Incentive plus the maximum tax liability that may be incurred in connection with the Incentive.

     10.14. Tax Benefit Rights. The Committee may grant a tax benefit right ("TBR") to a participant in the Plan on such terms as the Committee in its discretion shall determine. A TBR may be granted only with respect to an Incentive granted under the Plan and may be granted concurrently with or after the grant of the Incentive. A TBR shall entitle a participant to receive from the Company an amount in cash not to exceed the product of the ordinary income, if any, which the participant may realize as the result of the exercise of an option or the grant or vesting of restricted stock or an Other Stock-Based Award (including any income realized as a result of the related TBR) multiplied by the then applicable highest stated federal and state tax rate for individuals. The Committee shall determine all terms and provisions of the TBR granted hereunder.